UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023.

Item 1(a). Longleaf Partners Funds Semi-Annual Report at June 30, 2023.

Semi-Annual Report
June 30, 2023
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.  P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
The FTSE Developed ex North America Index comprises Large and Mid-cap stocks providing coverage of Developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
The FTSE Developed Index is a market-capitalization weighted index representing the performance of large and mid-cap companies in Developed markets. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
The MSCI EAFE Index (Europe, Australia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.
The MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 23 developed markets, including the United States.
An index cannot be invested in directly.
Definitions
EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Return on equity (ROE) is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders' equity.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value.  It is not a guarantee of investment performance or returns.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
Operating Cash Flow (OCF) measures cash generated by a company’s normal business operations.
Compound annual growth rate (CAGR), is the mean annual growth rate of an investment over a specified period of time longer than one year.
© 2023 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 5.15% in the second quarter, taking year-to-date (YTD) returns to 17.42% for the first half. While the portfolio’s lack of exposure to Information Technology and relative overweight to Consumer Discretionary weighed on relative results in the quarter, the Fund outperformed the S&P 500 in the first half in an environment that strongly favored growth.
The central macro theme in the second quarter and for the first half was the reemergence of a handful of mega-cap growth stocks driving the S&P 500. These stocks dominated markets over the last decade but suffered an initial collapse of over 30% from January 2022 to the Nasdaq’s recent low point in October 2022, before rallying over 40% in the last six months. The market rarely moves down (or up) in a straight line, as we have learned through multiple previous cycles. This reminds us of the early stages of the dotcom bubble, when the Nasdaq fell over 35% from March 2000 highs before temporarily rebounding 36% in 2Q 2000, only to drop a further 80% over the subsequent 25 months, as shown in the charts below.
While every period is different, we believe the mega-cap tech darlings are similarly primed today for a more precipitous decline in the face of peak margins on top of increased competition and regulation.
However, the Fund’s ability to produce strong relative results is not predicated on a market correction. We continue to see solid operational results across our portfolio holdings, translating into positive stock performance for many. Our management partners are on offense with strong balance sheets and pricing power, allowing them to grow and recognize value in more challenging market environments.
We encourage you to watch our video with Portfolio Managers Ross Glotzbach and Staley Cates available at southeasternasset.com for a more detailed review of the quarter.

Contribution to Return
Live Nation - Live Nation Entertainment, a new purchase this year, was the top contributor in the quarter and a top performer for the first half. We had the opportunity to buy Live Nation on the back of the well-publicized controversy faced by Ticketmaster after the botched Taylor Swift tour pre-sale event in November, which lead to short-term fan and political pressure. The industry continues to have great demand tailwinds for the long term. Even after a strong 2022, concerts further accelerated in 2023, driving the positive stock price performance in the quarter. We have prior knowledge of Live Nation from our time owning various Liberty Media entities and are encouraged on future capital allocation that Liberty is still on the case as a 30%+ owner.
IAC – Digital holding company IAC was a top contributor in the quarter and for the first half, after having been among the largest detractors in 2022. Underlying holding MGM has continued to deliver great results, reporting double digit profit growth while being one of our largest share repurchasers. Controlled companies Angi and Dotdash Meredith have stabilized following positive management changes at Angi and further business integration at Dotdash Meredith. Angi reported year-over-year (YOY) revenue declines but positive YOY operating cash flow (OCF). Dotdash reiterated guidance for the second half with expected growth in revenues and OCF as it rolls off more challenging 2021 YOY comparables. IAC bought back more shares in the quarter than it has in many years, while also buying more Turo shares at good prices, and it still has net cash at the parent level.
Warner Bros Discovery – Media conglomerate Warner Bros Discovery was the top detractor in the quarter but remained a top contributor for the first half. After a strong first quarter, the stock price faltered in the face of near-term uncertainty around the re-launch of streaming service Max. Additionally, the big budget movie The Flash has not been a success. Finally, there was well-publicized drama around CNN management, with CNN CEO Chris Licht leaving the company after only one year, which we believe was a positive resolution. The company remains dramatically undervalued today, and management continues to make positive operational progress to drive free cash flow (FCF) growth. We believe this company has seen the worst so will be less leveraged and more strategically positioned in the quarters and years to come. Its underlying holdings are high quality businesses that will drive FCF per share growth while also being attractive acquisition candidates.
Portfolio Activity
Portfolio activity was higher than usual in the first half with seven new positions, six exits and multiple active trims and additions throughout the year in the face of increased market volatility and team productivity. We initiated one new position in the second quarter in a Health Care company that we are still building and will discuss in more detail next quarter. Our other year-to-date purchases range from consumer staples company Kellogg, which plans to spin off its eponymous cereal business (which accounts for less than 20% of our appraisal value) to focus on its high-quality and growing snacks business; to Entertainment company Live Nation, discussed in more detail above; to toy company Hasbro, which we have followed as a direct competitor to existing holding Mattel and finally had the opportunity to purchase at a discount; to a combined holding in Fiserv and Fidelity

Information Services, the latter of which we purchased in the wake of the first quarter banking crisis; to Fortune Brands, a large conglomerate that has strategically slimmed down to a high-quality owner of plumbing and other housing-related businesses.
We exited second-time holding Alphabet and long-term position Lumen in the quarter. After successfully owning Alphabet from 2015 to 2020, we purchased the company again in 2022 as tech stocks broadly faced weakness. Alphabet was especially punished due to fears of increased competition entering the AI space, and we felt those worries were overdone. This market narrative quickly flipped in our roughly one-year holding period with Alphabet now being viewed as a likely AI winner, and we sold the position at a gain as the share price re-rated and the market was now overlooking a worse competitive and regulatory outlook.
We sold our remaining position in Lumen, after reducing our position in the first quarter when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. At their first analyst day in early June, new management presented disappointingly weak financial targets and significant further spending without a clear path to revenue growth. Throughout our holding period, we saw bond market pricing holding up and supporting our case for the strength of Lumen’s balance sheet, but in the second quarter, this reversed with bond prices becoming overly distressed. We lowered our appraisal as our outlook for the company deteriorated, leading to a full exit in the quarter. Lumen represented a permanent capital loss for the Fund, a significant opportunity cost for the portfolio and a disappointing long-term mistake. Lumen has reinforced the importance of limiting overweight positions in the portfolio, being cautious of leverage and value declines, and fully re-underwriting a case – and being willing to move on – when the people and/or underlying facts change.
The higher-than-average portfolio activity YTD reflects the continued improvement in our process and the productivity of the team, with the proceeds of our trims and sales going to fund new opportunities with a better margin of safety and significant potential upside.
Outlook
The Fund delivered a strong first half, despite significant relative macro headwinds, and with materially different return drivers than the index. We believe this positions the Fund to deliver differentiated future returns. The research team has been busy evaluating existing holdings and identifying new opportunities, resulting in upgrades to the portfolio. Our management teams have been similarly busy, taking steps to get the underlying value of their businesses recognized. Following a period of high-teens returns, the portfolio ended the quarter with a compelling price-to-value (P/V) ratio in the mid-60s%, indicating significant future potential upside.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended June 30, 2023
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/08/87
Partners Fund	17.42%	7.29%	2.86%	5.19%	5.45%	9.34%
S&P 500 Index	16.89	19.59	12.31	12.86	10.04	10.18
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net).  Through at least April 30, 2024, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Top 10 Portfolio Holdings at June 30, 2023
Net Assets
FedEx Corporation	6.3%
CNX Resources Corporation	6.2
IAC, Inc.	6.2
Fairfax Financial Holdings Limited	5.5
Affiliated Managers Group, Inc.	5.4
Mattel, Inc.	5.4
MGM Resorts International	4.9
Bio-Rad Laboratories, Inc.	4.8
Warner Bros., Discovery, Inc.	4.8
PVH Corp.	4.7
54.2%

Sector Composition
Net Assets
Communication Services	24.4%
Consumer Discretionary	21.2
Industrials	18.2
Financials	17.8
Energy	6.2
Health Care	4.8
Consumer Staples	3.4
Cash & Other	4.0
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments (Unaudited)
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	350,540	$ 86,898,866	6.3%
Building Products
Fortune Brands Innovations, Inc.	673,768	48,477,608	3.5
Capital Markets
Affiliated Managers Group, Inc.	492,252	73,783,652	5.4
Entertainment
Live Nation Entertainment, Inc.*	667,329	60,800,345	4.4
Warner Bros., Discovery, Inc.*	5,199,046	65,196,037	4.8
Warner Music Group Corp.	2,358,153	61,524,212	4.5
		187,520,594	13.7
Financial Services
Fidelity National Information Services, Inc.	817,927	44,740,607	3.2
Fiserv, Inc.*	398,234	50,237,219	3.7
		94,977,826	6.9
Food Products
Kellogg Company	685,278	46,187,737	3.4
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	527,890	60,485,636	4.4
MGM Resorts International	1,541,775	67,714,758	4.9
		128,200,394	9.3
Industrial Conglomerates
General Electric Company	506,996	55,693,511	4.1
Insurance
Fairfax Financial Holdings Limited (Canada)	100,337	75,156,370	5.5
Interactive Media & Services
IAC, Inc.*	1,358,794	85,332,263	6.2
Leisure Products
Hasbro, Inc.	375,900	24,347,043	1.8
Mattel, Inc.*	3,772,498	73,714,611	5.4
		98,061,654	7.2
Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.*	171,987	65,203,712	4.8
Machinery
CNH Industrial N.V. (Italian Exchange) (Netherlands)	3,306,184	47,683,801	3.5
CNH Industrial N.V. (U.S. Exchange) (Netherlands)	806,177	11,608,949	0.8
		59,292,750	4.3
Media
Liberty Broadband Corporation - Series C*	761,905	61,036,210	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	4,825,381	85,505,751	6.2
Textiles, Apparel & Luxury Goods
PVH Corp.	765,955	65,083,196	4.7
Total Common Stocks (Cost $1,134,811,246)		1,316,412,094	96.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 4.25%, dated 06/30/23, due 07/03/23, Repurchase price $55,079,500 (Collateral: $56,161,225 U.S. Treasury Bonds, 1.125% - 2.875% due 1/15/33 to 5/15/49, Par $59,583,900) (Cost $55,060,000)	55,060,000	$ 55,060,000	4.0%
Total Investments (Cost $1,189,871,246)		1,371,472,094	100.0
Other Assets (Liabilities), Net		(103,446)	(—)
Net Assets		$1,371,368,648	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 9.8% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 3.70% in the second quarter, taking year-to-date (YTD) returns to 8.10% for the first half. While the portfolio’s lack of exposure to Health Care and relative overweight to Consumer Staples weighed on relative results in the quarter, the Fund’s differentiated holdings within the Financials and Real Estate sectors contributed to absolute and relative returns in the quarter and for the first half. We have built a unique, diversified and relatively defensive portfolio in the Fund. We own a collection of stable businesses with strong brands that are by and large out of the economic crosshairs – tortillas, beverages, insurance, sports – with great management partners in place that navigate even the most challenging markets. We believe this differentiated positioning will be a source of future outperformance.
The Russell 2000 has been one of the relatively weaker markets in 2023, as investors have fled what they view to be more volatile, cyclical companies in favor of increasingly mega-cap growth companies. These stocks dominated markets over the last decade but suffered an initial collapse of over 30% from January 2022 to the Nasdaq’s recent low point in October 2022, before rallying over 40% in the last six months. The market rarely moves down (or up) in a straight line, as we have learned through multiple previous cycles. This reminds us of the early stages of the dotcom bubble, when the Nasdaq fell over 35% from March 2000 highs before temporarily rebounding 36% in 2Q 2000, only to drop a further 80% over the subsequent 25 months, as shown in the charts below.
While every period is different, we believe the mega-cap tech darlings are similarly primed today for a more precipitous decline in the face of peak margins on top of increased competition and regulation.
The Fund’s ability to produce strong relative results is not predicated on a technology stock correction or on small-cap stocks more broadly recovering. We continue to see solid operational results across our portfolio holdings, translating into positive stock performance for many. Our management partners are on offense with strong balance sheets and pricing power, allowing them to grow and recognize value in more challenging market environments.
We encourage you to watch our video with Portfolio Managers Ross Glotzbach and Staley Cates available at southeasternasset.com for a more detailed review of the quarter.

Contribution to Return
Oscar Health - Health insurance and software platform Oscar Health was again the top performer in the quarter and for the first half. New CEO Mark Bertolini brings significant operational expertise, as well as a strong endorsement value to the business, given his long-term track record as CEO of Aetna. As discussed last quarter, his compensation package aligns his interests with shareholders. He is already executing on improved cost control and operational efficiency that should translate into improved results in the next 6-12 months. In the quarter, the company affirmed near-term results are on track.
Liberty Braves Group – Liberty Braves Group, which owns the Atlanta Braves baseball team and real estate around the stadium, was another top contributor in the quarter. Liberty is on track to spin out this tracking stock as a standalone company in the third quarter, which is likely to result in a price re-rating, as we have seen in numerous other Liberty tracking stock investments over our history. The baseball team is off to a strong start this season, and the Braves sold out of season ticket inventory for the first time in franchise history and drew their largest home opening crowd in Truist Park history. Our appraisal has steadily grown, and we believe the Braves could be an interesting take-out candidate once it trades as a standalone business.
Anywhere Real Estate – Real Estate brokerage franchisor Anywhere was another solid performer in the quarter and for the first half, benefitting from “green shoots” in the seemingly bottomed-out US housing market. Management has maintained strong cost control, and even at this depressed level, Anywhere is producing net positive free cash flow (FCF) today with the potential for strong future franchise fee growth.
Lanxess – German-listed specialty chemical company Lanxess was the top detractor after announcing a higher-than-expected profit warning in the quarter. The company has faced a triple whammy of industry-wide destocking, exposure to delayed demand recovery in China and costs related to cleaning up the operations of the business. We believe the scale of the warning reflects management taking all the pain upfront to ensure it was a “one and done” warning. We exited the position post-quarter end to fund new positions, as it no longer qualified as a top-20 holding for the Fund.
Portfolio Activity
In the second quarter, we initiated three new positions, added to Boston Beer Company, a new purchase in the first quarter, sold Vimeo and Lanxess (discussed above), converted our Lumen equity position to a smaller position in Lumen bonds, and trimmed several strong performers. Founded in 1984 by Jim Koch, Boston Beer today includes original beer brand Samuel Adams, Twisted Tea (which has become the largest part of the value), regional craft beers like Dogfish Head, Angry Orchard cider and Truly Seltzer, where it is the number two player in its category. Boston Beer’s share price soared to over $1,200 per share amid a great “seltzer boom” in 2020, which ultimately proved to be a fad, providing us an opportunity to invest in this great business that has compounded over time at a double-digit compound annual growth rate (CAGR). We are still building out the three new holdings purchased in the second quarter, two of which we’ve owned successfully before.

We exited Vimeo and long-term position Lumen in the quarter, both of which were disappointing investments that resulted in a permanent capital loss in the portfolio. At Vimeo we initially misjudged how much of a COVID beneficiary the business had been, and our sum of the parts valuation proved to be too generous for some of the underlying assets that were less differentiated than we originally believed. We sold our remaining equity position in Lumen, after reducing our position in the first quarter when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. At their first analyst day in early June, new management presented disappointingly weak financial targets and significant further spending without a clear path to revenue growth. Throughout our holding period, we saw bond market pricing holding up and supporting our case for the strength of Lumen’s balance sheet, but in the second quarter, this reversed with bond prices becoming overly distressed. We lowered our appraisal as our outlook for the company deteriorated, leading to a full exit in our equity position in the quarter. However, the incredibly depressed bond prices created a unique opportunity to own Lumen bonds that are backed by hard assets (property plant and equipment to which the company assigns a $150 billion replacement cost) and offer equity-like returns. The bonds are not as dependent on the people part of the case and offer a compelling opportunity to implicitly pay a 3x EBITDA multiple for assets with a materially better risk-reward profile.
While any permanent capital loss is disappointing, having taken these losses and others puts the Fund in a very tax advantageous position, meaning we could realize significant future capital gains without incurring a capital gain distribution. The higher-than-average portfolio changes YTD illustrate the continued improvement in our process and the productivity of the team, with the proceeds of our exits going to fund new opportunities with a better margin of safety and significant potential upside. Kodak ended the quarter at a larger-than-6.5% position size, and we expect to work this down in due time. Similar to how Westrock Coffee temporarily exceeded our 6.5% position limit at the start of the year, we will not rush a move like this to hit a quarterly report, but we will always be working to get to the right weighting. Just after the quarter end, Kodak announced a major refinancing, which both expanded and extended its term loan. This signals heightened confidence in the Kodak turnaround and in the various sources of value at the company by a lender who is also an equity owner and board seat holder.
Outlook
The Fund delivered a solid first half, despite macro headwinds, and with materially different return drivers than the index. We believe this positions the Fund to deliver differentiated future returns. The research team has been busy evaluating existing holdings and identifying new opportunities, resulting in upgrades to the portfolio. Our management teams have been similarly busy, taking steps to get the underlying value of their businesses recognized. The portfolio ended the quarter with a compelling price-to-value (P/V) ratio in the mid-60s%, indicating significant future potential upside.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended June 30, 2023
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	8.10%	2.69%	0.97%	5.93%	8.39%	9.56%
Russell 2000 Index	8.09	12.31	4.21	8.25	8.88	9.05
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.  The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the Small-Cap Fund is 1.01% (gross) and 0.95% (net).  Through at least April 30, 2024, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Small-Cap Fund
Top 10 Portfolio Holdings at June 30, 2023
Net Assets
Eastman Kodak Company	8.7%
Westrock Coffee Company	6.5
Gruma, S.A.B. DE C.V.	6.4
Mattel, Inc.	6.4
CNX Resources Corporation	6.3
White Mountains Insurance Group, Ltd.	6.0
Oscar Health, Inc.	5.6
Empire State Realty Trust, Inc.	5.4
Liberty Braves Group	4.9
Hyatt Hotels Corporation	4.8
61.0%

Sector Composition
Net Assets
Consumer Staples	20.1%
Consumer Discretionary	15.7
Financials	14.9
Real Estate	12.3
Communication Services	9.9
Information Technology	8.7
Energy	6.3
Materials	3.9
Industrials	3.5
Cash & Other	4.7
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments (Unaudited)
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
The Boston Beer Company, Inc. Class - A*	127,153	$ 39,219,071	4.6%
Building Products
Masonite International Corporation*	294,450	30,163,458	3.5
Capital Markets
Lazard Ltd - Class A(a)	884,226	28,295,232	3.3
Construction Materials
Knife River Corporation*	762,611	33,173,578	3.9
Consumer Staples Distribution & Retail
Ingles Markets, Incorporated - Class A	267,894	22,141,439	2.6
Diversified Consumer Services
Graham Holdings Company - Class B	67,379	38,505,751	4.5
Diversified REITs
Douglas Emmett, Inc.	1,616,862	20,323,955	2.4
Empire State Realty Trust, Inc.(b)	6,112,130	45,779,854	5.4
		66,103,809	7.8
Entertainment
Liberty Braves Group - Series C*	1,051,290	41,652,110	4.9
Madison Square Garden Sports Corp. - Class A*	120,597	22,678,266	2.7
		64,330,376	7.6
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	3,424,422	54,986,411	6.4
Westrock Coffee Company*(b)	5,077,244	55,189,642	6.5
		110,176,053	12.9
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	357,301	40,939,549	4.8
Insurance
Oscar Health, Inc. - Class A*(b)	5,913,273	47,660,980	5.6
White Mountains Insurance Group, Ltd.	36,662	50,920,219	6.0
		98,581,199	11.6
Leisure Products
Mattel, Inc.*	2,798,959	54,691,659	6.4
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	3,034,099	53,764,234	6.3
Real Estate Management & Development
Anywhere Real Estate Inc.*(b)	5,710,068	38,143,254	4.5
Total Common Stocks (Cost $555,593,605)		718,228,662	84.3
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(b)(c)(d) (Cost $95,452,160)	932,150	74,012,710	8.7
Corporate Bonds
	Principal Amount
Diversified Telecommunication Services
Lumen Technologies, Inc. 4.50% 144A Senior Notes due 1/15/2029(e)	37,736,000	18,147,242	2.1
See Notes to Financial Statements.

Corporate Bonds
	Principal Amount	Value	% of Net Assets
Diversified Telecommunication Services
Lumen Technologies, Inc. 5.38% 144A Senior Notes due 6/15/2029(e)	2,597,000	$ 1,303,015	0.2%
Total Corporate Bonds (Cost $17,119,672)		19,450,257	2.3
Short-Term Obligations
Repurchase agreement with State Street Bank, 4.25%, dated 06/30/23, due 07/03/23, Repurchase price $19,928,055 (Collateral: $20,319,424 U.S. Treasury Bond, 2.88% due 05/15/49, Par $24,745,600) (Cost $19,921,000)	19,921,000	19,921,000	2.3
Total Investments (Cost $688,086,437)		831,612,629	97.6
Other Assets (Liabilities), Net		20,388,711	2.4
Net Assets		$ 852,001,340	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 3.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 4.
(d)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at June 30, 2023 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the "33 Act"). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
Note: Non-U.S. Companies represent 6.4% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund added 1.35% in the second quarter, taking year-to-date (YTD) returns to 13.82% for the first half. While the portfolio’s lack of exposure to Information Technology and overweight to Asian Consumer Discretionary weighed on results, the Fund outperformed the FTSE Developed-ex-North America Index in the first half. The second quarter saw a continuation of our European businesses driving positive returns as the market rewarded positive bottom-up operational and financial progress, while geopolitics and the slower consumption recovery in China remained a drag on the rest of the portfolio.
In Europe, most of our businesses delivered strong financial performance on the back of a challenging year in 2022, and our management teams continued to take steps to create value through intelligent capital allocation and strategic action to crystallize the value of whole businesses and/or underlying assets. Our businesses that have exposure to China (including German-listed business LANXESS) were challenged in the quarter amid ongoing negative geopolitical sentiment and a slower-than-anticipated Covid reopening recovery, resulting in disappointing consumer spending. 70% of Chinese household assets are exposed to the property sector, which faces a continued downturn with property sales at 60% of pre-Covid levels. The re-opening boost is unlikely to be enough to reach the 5% growth target for the year. Beijing is taking notice and is expected to pass through policy responses. In the meantime, near-term share price weakness has created an opportunity for our management teams to go on offence. Alibaba bought back $14 billion worth of shares in the last 14 months (with another $17 billion to go) and announced plans to break itself up into six different businesses to get the value recognized. Prosus similarly announced a transaction to simplify the business by removing the cross-holding structure with Naspers and has also bought back approximately one quarter of its free float shares in the last 12 months since announcing their open-ended buyback program.
The Fund’s ability to produce strong relative results is not predicated on a China market recovery. Our businesses have strong balance sheets and pricing power enabling them to navigate challenging external environments and consistently generate growing free cash flow coupons. This has translated into solid stock performance for most of our portfolio holdings. In cases where there is a persistent gap between price and intrinsic value, our management partners continue to use all the tools within their power to grow and recognize value via buybacks, spin-offs and divestitures.
We encourage you to watch our video with Portfolio Managers John Woodman and Manish Sharma available at southeasternasset.com for a more detailed review of the quarter.
Contribution to Return
Applus Services – Diversified Spanish testing inspection and certification (TIC) business Applus was the top contributor in the quarter and for the first half. In June, private equity firm Apollo Global made a $1.33 billion bid for the entire business, and there is rumored interest from additional private equity buyers for the company. Throughout our ownership period, we have been engaged with management and the board to encourage getting the value recognized, and the company bought back 10% of the market cap in the past year. Although we believe the Apollo bid undervalues Applus, the private equity interest highlights the strategic nature of this high-quality business within a structural growth industry. We remain closely engaged in this dynamic situation.
Accor – French hospitality business Accor was another top performer in the quarter and YTD. Accor is a leading global hotel operator in Europe, Asia and Latin America. The business lagged its North American peers given a slower post-Covid recovery in its key markets but today is reporting revenue-per-average-room (REVPAR) above pre-Covid levels, with strong pricing power and high occupancy rates. During Covid, management internally restructured the business, taking out €200 million in structural cost savings and reorganizing the business into luxury and lifestyle (trophy assets with well-established brands and a strong pipeline) and mid-scale and economy (a cash-generative franchise business). In the quarter, Accor released separate financials for each of these businesses, allowing the market to properly weigh the value of the two underlying businesses.
LANXESS – German-listed specialty chemical company LANXESS was the top absolute and relative detractor after announcing a higher-than-expected profit warning in the quarter. The company has faced a triple whammy of industry-wide destocking, exposure to delayed demand recovery in China and increased energy prices last year, leading to a stock of high-cost inventory that needed to be cleared. We believe the scale of the warning reflects management taking all the pain upfront to ensure it was a “one and done” warning, with potential for the company to surprise on the upside in the second half. We are not relying upon a recovery in the second half, as there are signs of returning to a more normalized demand environment by the first half 2024.
Portfolio Activity
In the second quarter, we initiated two new positions, added to Kansai Paint (a new purchase in the first quarter), exited Gree, and trimmed a handful of positions. We initiated a purchase in a European-listed business that is a global industry leader and derives the majority of its value from its dominant market position in Asia. The company remains undisclosed while we build the position. We also bought Man Wah, one of the leading functional sofa manufacturers in China, a company that we know well and own in our Asia Pacific strategy. Man Wah is the largest recliner sofa maker in China with more than 50% market share in a highly fragmented market. Its share price has been punished amid Chinese real estate weakness, but under the leadership of owner operator Man Li Wong (who owns >60% of the business), the company has continued to take share and build scale that further strengthens its low-cost advantage over peers. Man Wah has a 6% dividend yield and has been buying back its shares at an 8x price to earnings (P/E). We funded the purchase by selling Gree, the largest air conditioning manufacturer in China, on the back of positive YTD performance driven by strong sales due to a heat wave in China.
We also increased our position in Kansai Paint, a global paint and coating manufacturer with market leading positions in Japan and India. This is a high-quality industry staple business with no substitutes and strong pricing power in an oligopolistic market. Our management team, under the able leadership of Mori Kunishi-san, has been focused for the last three years on unwinding the complexity of the business by divesting sub-scale operations at value accretive prices, selling crossholdings and owned real estate, and using the proceeds to buy back discounted Kansai Paint shares. We are excited to see the organization shift from a hierarchy to meritocracy, and focus on margins, return on equity and free cash flow generation.
Outlook
The Fund delivered a strong first half, despite relative macro headwinds, and with materially different return drivers than the index. We believe this puts the Fund in a strong position to deliver differentiated future returns. The research team has been busy evaluating existing holdings and identifying new opportunities, resulting in upgrades to the portfolio. Our management teams have been similarly busy, taking steps to get the underlying value of their businesses recognized. Following a period of mid-teens returns, the portfolio ended the quarter with a compelling price-to-value (P/V) ratio in the mid-60s%, indicating significant future potential upside.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended June 30, 2023
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/98
International Fund	13.82%	18.26%	0.22%	2.93%	4.44%	6.12%
FTSE Developed ex-North America Index	11.39	17.97	4.15	5.43	7.16	5.47
*	Year-to-date (YTD) not annualized.
Effective March 31, 2023, the Fund transitioned from the MSCI EAFE to the FTSE Developed ex-North America Index. We believe that the FTSE Developed ex-North America Index accurately reflects the principal investment strategies of the Fund and provides better economic efficiencies for the Fund. The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the International Fund is 1.26% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Top 10 Portfolio Holdings at June 30, 2023
Net Assets
Applus Services, S.A.	7.4%
Accor S.A.	6.2
Glanbia plc	6.0
Gruma, S.A.B. DE C.V.	5.7
Compagnie Financiere Richemont SA	5.3
EXOR N.V.	5.1
Premier Foods plc	4.9
Fairfax Financial Holdings Limited	4.5
Prosus N.V.	4.1
Alibaba Group Holding Limited	4.1
53.3%

Sector Composition
Net Assets
Consumer Discretionary	38.2%
Consumer Staples	22.9
Financials	15.4
Industrials	8.7
Materials	6.0
Communication Services	5.7
Health Care	1.8
Cash & Other	1.3
100.0%
Regional Composition
Net Assets
Europe Ex-United Kingdom	50.2%
Asia Ex-Japan	21.0
North America	15.7
United Kingdom	8.9
Japan	2.9
Cash & Other	1.3
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments (Unaudited)
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
Becle, S.A.B. de C.V. (Mexico)	7,378,752	$ 18,079,387	2.4%
Broadline Retail
Alibaba Group Holding Limited* (China)	2,878,600	29,965,738	4.1
Prosus N.V. (Netherlands)	419,299	30,705,447	4.1
		60,671,185	8.2
Capital Markets
Lazard Ltd - Class A(a) (United States)	725,116	23,203,712	3.1
Chemicals
Kansai Paint Co., LTD. (Japan)	1,470,400	21,687,450	2.9
LANXESS AG (Germany)	757,573	22,856,355	3.1
		44,543,805	6.0
Entertainment
Juventus Football Club S.p.A.* (Italy)	60,638,271	22,706,244	3.1
Financial Services
EXOR N.V. (Netherlands)	420,900	37,575,655	5.1
Housing Development Finance Corporation Ltd. (India)	587,667	20,274,678	2.7
		57,850,333	7.8
Food Products
Glanbia plc (Ireland)	2,967,092	44,356,364	6.0
Gruma, S.A.B. DE C.V. (Mexico)	2,621,603	42,095,436	5.7
Premier Foods plc (United Kingdom)	22,538,242	36,466,425	4.9
WH Group Limited (Hong Kong)	53,566,522	28,528,138	3.9
		151,446,363	20.5
Hotels, Restaurants & Leisure
Accor S.A. (France)	1,230,878	45,802,724	6.2
Delivery Hero SE* (Germany)	420,078	18,533,866	2.5
Domino's Pizza Group PLC (United Kingdom)	8,503,380	29,806,047	4.0
Jollibee Foods Corporation (Philippines)	6,818,370	29,581,834	4.0
Melco International Development Limited* (Hong Kong)	23,653,700	22,049,719	3.0
		145,774,190	19.7
Household Durables
Man Wah Holdings Limited (Hong Kong)	22,186,500	14,852,925	2.0
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,632,677	9,964,789	1.3
Insurance
Fairfax Financial Holdings Limited (Canada)	44,228	33,128,516	4.5
Life Sciences Tools & Services
Eurofins Scientific (France)	209,543	13,316,007	1.8
Professional Services
Applus Services, S.A. (Spain)	5,090,281	54,705,948	7.4
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	218,119	37,051,440	5.0
Kering (France)	40,484	22,355,226	3.0
		59,406,666	8.0
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,248,262	19,100,576	2.6
Total Common Stocks (Cost $607,337,005)		728,750,646	98.4
See Notes to Financial Statements.

Warrants
	Shares	Value	% of Net Assets
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants, exercise price $74.86, 11/22/23* (Switzerland) (Cost $0)	1,311,288	$ 1,809,330	0.3%
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 4.25%, dated 06/30/23, due 07/03/23, Repurchase price $11,157,950 (Collateral: $11,377,124 U.S. Treasury Bond, 2.88% due 05/15/49, Par $13,855,400) (Cost $11,154,000)	11,154,000	11,154,000	1.5
Total Investments (Cost $618,491,005)		741,713,976	100.2
Other Assets (Liabilities), Net		(1,361,039)	(0.2)
Net Assets		$ 740,352,937	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
Country Weightings
Net Assets
France	11.0%
Hong Kong	10.2
Netherlands	9.2
United Kingdom	8.9
Mexico	8.1
Spain	7.4
Ireland	6.0
Germany	5.6
Switzerland	5.3
Canada	4.5
China	4.1
Philippines	4.0
United States	3.1
Italy	3.1
Japan	2.9
India	2.7
Sweden	2.6
Cash & Other	1.3
100.0%
See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund added 3.21% in the second quarter, taking year-to-date (YTD) returns to 18.53% for the first half. While the portfolio’s lack of exposure to Information Technology and relative overweight to Consumer Discretionary weighed on relative results in the quarter, the Fund outperformed the FTSE Developed Index in the first half in an environment that strongly favored growth.
The central macro theme in the second quarter and for the first half was the reemergence of a handful of mega-cap growth stocks driving the market. These stocks dominated markets over the last decade but suffered an initial collapse of over 30% from January 2022 to the Nasdaq’s recent low point in October 2022, before rallying over 40% in the last six months. The market rarely moves down (or up) in a straight line, as we have learned through multiple previous cycles. This reminds us of the early stages of the dotcom bubble, when the Nasdaq fell over 35% from March 2000 highs before temporarily rebounding 36% in 2Q 2000, only to drop a further 80% over the subsequent 25 months, as shown in the charts below.
While every period is different, we believe the mega-cap tech darlings are similarly primed today for a more precipitous decline in the face of peak margins on top of increased competition and regulation.
However, the Fund’s ability to produce strong relative results is not predicated on a market correction. We continue to see solid operational results across our portfolio holdings, translating into positive stock performance for many. Our management partners are on offense with strong balance sheets and pricing power, allowing them to grow and recognize value in more challenging market environments.
We encourage you to watch our video with Portfolio Managers Ross Glotzbach and Staley Cates available at southeasternasset.com for a more detailed review of the quarter.

Contribution to Return
Live Nation – Live Nation Entertainment, a new purchase this year, was the top contributor in the quarter and a top performer for the first half. We had the opportunity to buy Live Nation on the back of the well-publicized controversy faced by Ticketmaster after the botched Taylor Swift tour pre-sale event in November, which lead to short-term fan and political pressure. The industry continues to have great demand tailwinds for the long term. Even after a strong 2022, concerts further accelerated in 2023, driving the positive stock price performance in the quarter. We have prior knowledge of Live Nation from our time owning various Liberty Media entities and are encouraged on future capital allocation that Liberty is still on the case as a 30%+ owner.
IAC – Digital holding company IAC was a top contributor in the quarter and in the first half, after having been among the largest detractors in 2022. Underlying holding MGM has continued to deliver great results, reporting double digit profit growth while being one of our largest share repurchasers. Controlled companies Angi and Dotdash Meredith have stabilized following positive management changes at Angi and further business integration at Dotdash Meredith. Angi reported year-over-year (YOY) revenue declines but positive YOY operating cash flow (OCF). Dotdash reiterated guidance for the second half with expected growth in revenues and OCF as it rolls off more challenging 2021 YOY comparables. IAC bought back more shares in the quarter than it has in many years, while also buying more Turo shares at good prices, and it still has net cash at the parent level.
Millicom – Latin American wireless and cable company Millicom was the top detractor in the quarter but remains a meaningful positive contributor for the year. The company announced a disappointing quarter of organic revenue and EBITDA declines driven by its Guatemala business. In June, Millicom confirmed it had ended potential takeover discussions with private equity company Apollo Global, which the market had rewarded in the first quarter and disliked in the last month. We were not counting on an Apollo buyout as an outcome, and our appraisal was not impacted by the news. Much more compellingly, French billionaire Xavier Niel, founder of French broadband Internet provider Iliad, grew his stake to almost 25% in the quarter and said in a public statement, “We remain fully convinced that Millicom’s potential is untapped and under-utilized, particularly when it comes to hidden infrastructure and asset value. We have a clear view on how opportunities can be unlocked, and are ready to bring our industrial experience, passion and perspectives to the Millicom board.” While we have been disappointed in certain operational missteps and capital allocation decisions at the company, we think that Niel’s positive presence will make the future different than the recent past.
Warner Bros Discovery – Media conglomerate Warner Bros Discovery was a top detractor in the quarter but remained a top contributor for the first half. After a strong first quarter, the stock price faltered in the face of near-term uncertainty around the re-launch of streaming service Max. Additionally, the big budget movie The Flash has not been a success. Finally, there was well-publicized drama around CNN management, with CNN CEO Chris Licht leaving the company after only one year, which we believe was a positive resolution. The company remains dramatically undervalued today, and management continues to make positive operational progress to drive free cash flow (FCF) growth. We believe this company has seen the worst so will be less leveraged and more strategically positioned in the quarters and years to come. Its underlying holdings are high quality businesses that will drive FCF per share growth while also being attractive acquisition candidates.
Portfolio Activity
Portfolio activity was higher than usual in the first half with ten new positions, five exits and multiple active trims and additions throughout the year in the face of increased market volatility and team productivity. We initiated four new positions in the second quarter – one in a US Health Care company that we are still building and will discuss in more detail next quarter. We also started buying a new investment post-quarter that gets most of its value from Asia. Our other year-to-date purchases range from French testing laboratories company Eurofins Scientific, which services the pharmaceutical, food, environmental, agriscience and consumer products industries but is currently lapping some temporary headwinds; to consumer staples company Kellogg, which plans to spin off its eponymous cereal business (which accounts for less than 20% of our appraisal value) to focus on its high-quality and growing snacks business; to Entertainment company Live Nation, discussed in more detail above; to toy company Hasbro, which we have followed as a direct competitor to existing holding Mattel and finally had the opportunity to purchase at a discount; to a combined holding in Fiserv and Fidelity Information Services, purchased in the wake of the first quarter banking crisis; to Fortune Brands, a large conglomerate that has strategically slimmed down to a high-quality owner of plumbing and other housing-related businesses.
We exited second-time holding Alphabet and long-term position Lumen in the quarter. After successfully owning Alphabet from 2015 to 2020, we purchased the company again in 2022 as tech stocks broadly faced weakness. Alphabet was especially punished due to fears of increased competition entering the AI space, and we felt those worries were overdone. This market narrative quickly flipped in our roughly one-year holding period with Alphabet now being viewed as a likely AI winner, and we sold the position at a gain as the share price re-rated and the market was now overlooking a worse competitive and regulatory outlook.
We sold our remaining position in Lumen, after reducing our position in the first quarter when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. At their first analyst day in early June, new management presented disappointingly weak financial targets and significant further spending without a clear path to revenue growth. Throughout our holding period, we saw bond market pricing holding up and supporting our case for the strength of Lumen’s balance sheet, but in the second quarter, this reversed with bond prices becoming overly distressed. We lowered our appraisal as our outlook for the company deteriorated, leading to a full exit in the quarter. Lumen represented a permanent capital loss for the Fund, a significant opportunity cost for the portfolio and a disappointing long-term mistake. Lumen has reinforced the importance of limiting overweight positions in the portfolio, being cautious of leverage and value declines, and fully re-underwriting a case – and being willing to move on – when the people and/or underlying facts change.
The higher-than-average portfolio activity YTD reflects the continued improvement in our process and the productivity of the team, with the proceeds of our trims and sales going to fund new opportunities with a better margin of safety and significant potential upside.
Outlook
The Fund delivered a strong first half, despite significant relative macro headwinds, and with materially different return drivers than the index. We believe this positions the Fund to deliver differentiated future returns. The research team has been busy evaluating existing holdings and identifying new opportunities, resulting in upgrades to the portfolio. Our management teams have been similarly busy, taking steps to get the underlying value of their businesses recognized. Following a period of high-teens returns, the portfolio ended the quarter with a compelling price-to-value (P/V) ratio in the mid-60s%, indicating significant future potential upside.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended June 30, 2023

	YTD*	1 Year	5 Year	10 Year	Since Inception 12/27/12
Global Fund	18.53%	11.86%	0.40%	4.58%	4.64%
FTSE Developed Index	14.86	18.28	8.79	9.36	9.70
*	Year-to-date (YTD) not annualized.
Effective March 31, 2023, the Fund transitioned from the MSCI World to the FTSE Developed Index. We believe that the FTSE Developed Index accurately reflects the principal investment strategies of the Fund and provides better economic efficiencies for the Fund. The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the Global Fund is 1.33% (gross) and 1.15% (net).  This expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Top 10 Portfolio Holdings at June 30, 2023
Net Assets
CNX Resources Corporation	6.3%
EXOR N.V.	6.2
IAC, Inc.	6.2
FedEx Corporation	6.0
Prosus N.V.	5.4
Affiliated Managers Group, Inc.	5.3
Bio-Rad Laboratories, Inc.	4.8
Warner Bros., Discovery, Inc.	4.8
MGM Resorts International	4.6
Live Nation Entertainment, Inc.	4.6
54.2%

Sector Composition
Net Assets
Consumer Discretionary	24.0%
Communication Services	22.2
Financials	19.5
Industrials	11.6
Consumer Staples	7.8
Energy	6.3
Health Care	5.8
Materials	0.1
Cash & Other	2.7
100.0%
Regional Composition
Net Assets
North America	70.0%
Europe Ex-United Kingdom	23.5
Asia Ex-Japan	3.7
Japan	0.1
Cash & Other	2.7
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments (Unaudited)
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	60,724	$ 15,053,480	6.0%
Broadline Retail
Prosus N.V. (Netherlands)	186,337	13,645,539	5.4
Capital Markets
Affiliated Managers Group, Inc. (United States)	89,245	13,376,933	5.3
Chemicals
Kansai Paint Co., LTD. (Japan)	11,600	171,092	0.1
Entertainment
Live Nation Entertainment, Inc.* (United States)	127,278	11,596,298	4.6
Warner Bros., Discovery, Inc.* (United States)	962,093	12,064,646	4.8
Warner Music Group Corp. (United States)	210,320	5,487,249	2.2
		29,148,193	11.6
Financial Services
EXOR N.V. (Netherlands)	173,658	15,503,238	6.2
Fidelity National Information Services, Inc. (United States)	88,158	4,822,243	1.9
Fiserv, Inc.* (United States)	43,539	5,492,445	2.2
		25,817,926	10.3
Food Products
Glanbia plc (Ireland)	738,798	11,044,616	4.4
Kellogg Company (United States)	128,517	8,662,046	3.4
		19,706,662	7.8
Hotels, Restaurants & Leisure
Accor S.A. (France)	135,139	5,028,715	2.0
Delivery Hero SE* (Germany)	8,000	352,960	0.1
Hyatt Hotels Corporation - Class A (United States)	56,112	6,429,313	2.6
Melco International Development Limited* (Hong Kong)	4,245,388	3,957,504	1.6
MGM Resorts International (United States)	265,211	11,648,067	4.6
		27,416,559	10.9
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	854,529	5,215,484	2.1
General Electric Company (United States)	80,429	8,835,126	3.5
		14,050,610	5.6
Insurance
Fairfax Financial Holdings Limited (Canada)	13,149	9,849,120	3.9
Interactive Media & Services
IAC, Inc.* (United States)	246,012	15,449,554	6.2
Leisure Products
Hasbro, Inc. (United States)	50,600	3,277,362	1.3
Mattel, Inc.* (United States)	505,258	9,872,741	3.9
		13,150,103	5.2
Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.* (United States)	31,869	12,082,175	4.8
Eurofins Scientific (France)	41,108	2,612,325	1.0
		14,694,500	5.8
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	890,204	15,774,415	6.3
Textiles, Apparel & Luxury Goods
PVH Corp. (United States)	73,276	6,226,262	2.5
See Notes to Financial Statements.

Common Stocks
	Shares	Value	% of Net Assets
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	726,580	$ 11,117,936	4.4%
Total Common Stocks (Cost $213,362,537)		244,648,884	97.3
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 4.25%, dated 06/30/23, due 07/03/23, Repurchase price $7,115,519 (Collateral: $7,255,279 U.S. Treasury Bonds, 1.125% - 1.25% due 8/15/31 to 1/15/33, Par $8,483,700) (Cost $7,113,000)	7,113,000	7,113,000	2.8
Total Investments (Cost $220,475,537)		251,761,884	100.1
Other Assets (Liabilities), Net		(201,001)	(0.1)
Net Assets		$ 251,560,883	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	66.1%
Netherlands	11.6
Sweden	4.4
Ireland	4.4
Canada	3.9
Hong Kong	3.7
France	3.0
Germany	0.1
Japan	0.1
Cash & Other	2.7
100.0%
See Notes to Financial Statements.

Statements of Assets and Liabilities (Unaudited)
at June 30, 2023
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,189,871,246, $411,654,508, $618,491,005, $220,475,537, respectively)	$ 1,371,472,094	$ 570,826,189	$ 741,713,976	$ 251,761,884
Affiliated investments, at value (Cost $0, $276,431,929, $0, $0, respectively)	—	260,786,440	—	—
Cash	312	846	975	726
Receivable from:
Fund shares sold	233,728	322,202	469,048	62,763
Dividends and interest	448,182	1,098,782	2,262,536	82,778
Securities sold	550,924	20,243,424	2,548,156	285,861
Investment Counsel	283,721	111,886	70,656	38,633
Foreign tax reclaims	—	495,333	911,233	14,628
Other assets	29,000	6,166	2,204	5,242
Total Assets	1,373,017,961	853,891,268	747,978,784	252,252,515
Liabilities:
Payable for:
Fund shares redeemed	486,922	314,328	432,067	62,764
Securities purchased	—	693,659	6,315,977	340,786
Investment Counsel fee	898,335	650,387	627,231	226,653
Administration fee	108,819	75,760	60,560	20,147
Other accrued expenses	155,237	155,794	190,012	41,282
Total Liabilities	1,649,313	1,889,928	7,625,847	691,632
Net Assets	$ 1,371,368,648	$ 852,001,340	$ 740,352,937	$ 251,560,883
Net assets consist of:
Paid-in capital	$ 1,361,714,157	$1,228,333,052	$ 773,629,292	$ 254,460,981
Total distributable earnings (losses)	9,654,491	(376,331,712)	(33,276,355)	(2,900,098)
Net Assets	$1,371,368,648	$ 852,001,340	$740,352,937	$251,560,883
Net asset value per share	$ 21.44	$ 22.68	$ 15.73	$ 11.90
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	63,966,665	37,570,153	47,060,552	21,135,409
See Notes to Financial Statements.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2023
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income
Dividends from non-affiliates (net foreign tax withheld of $156,376, 227,657, 761,300 and 78,902, respectively)	$ 5,453,089	$ 2,962,150	$ 8,959,717	$ 1,260,627
Dividends from affiliates	—	2,367,473	—	—
Interest from non-affiliates	1,911,442	2,312,117	328,186	202,941
Total Investment Income	7,364,531	7,641,740	9,287,903	1,463,568
Expenses
Investment Counsel fee	5,432,117	4,708,893	3,813,535	1,382,995
Administration fees	658,163	561,734	368,627	122,933
Transfer agent fees and expenses	536,209	324,810	200,405	38,730
Trustees' fees and expenses	118,908	113,681	68,041	21,700
Custodian fees and expenses	38,309	34,424	104,837	22,744
Other	128,543	163,325	105,185	58,749
Total Expenses	6,912,249	5,906,867	4,660,630	1,647,851
Expenses waived and/or reimbursed	(1,712,757)	(570,397)	(421,418)	(234,123)
Net expenses	5,199,492	5,336,470	4,239,212	1,413,728
Net investment income	2,165,039	2,305,270	5,048,691	49,840
Realized and Unrealized Gain:
Net Realized Gain (Loss):
Non-affiliated securities	(137,987,875)	(145,500,707)	(4,915,206)	(21,628,601)
Affiliated securities	—	(32,522,598)	—	—
Foreign currency transactions	3,567	(1,759)	(39,781)	(2,754)
Net Realized Loss	(137,984,308)	(178,025,064)	(4,954,987)	(21,631,355)
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	346,268,534	156,315,398	94,274,730	62,532,904
Affiliated securities	—	102,886,047	—	—
Foreign currency transactions	—	9,311	17,502	3,697
Net Change in Unrealized Appreciation	346,268,534	259,210,756	94,292,232	62,536,601
Net Realized and Unrealized Gain	208,284,226	81,185,692	89,337,244	40,905,246
Net Increase in Net Assets Resulting from Operations	$ 210,449,265	$ 83,490,962	$ 94,385,935	$ 40,955,086
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	Partners Fund		Small-Cap Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2023 (Unaudited)	2022	2023 (Unaudited)	2022
Operations:
Net investment income	$ 2,165,039	$ 12,481,805	$ 2,305,270	$ 12,718,347
Net realized loss from investments and foreign currency transactions	(137,984,308)	(10,102,675)	(178,025,064)	(19,273,709)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	346,268,534	(402,137,951)	259,210,756	(321,877,298)
Net increase (decrease) in net assets resulting from operations	210,449,265	(399,758,821)	83,490,962	(328,432,660)
Distributions to Shareholders:
Total distributions	—	(54,452,997)	—	(14,002,380)
Capital Share Transactions:
Net proceeds from sale of shares	5,669,614	23,139,887	40,548,253	56,083,266
Reinvestment of shareholder distributions	—	49,868,871	—	12,677,209
Cost of shares redeemed	(80,539,199)	(185,212,828)	(451,081,920)	(377,003,254)
Net decrease in net assets from fund share transactions	(74,869,585)	(112,204,070)	(410,533,667)	(308,242,779)
Total increase (decrease) in net assets	135,579,680	(566,415,888)	(327,042,705)	(650,677,819)
Net Assets:
Beginning of year	1,235,788,968	1,802,204,856	1,179,044,045	1,829,721,864
End of year	$1,371,368,648	$1,235,788,968	$ 852,001,340	$ 1,179,044,045
Capital Share Transactions:
Issued	280,631	1,070,934	1,802,344	2,350,071
Reinvested	—	2,585,813	—	602,956
Redeemed	(4,007,946)	(8,613,338)	(20,428,524)	(16,314,841)
Net decrease in shares outstanding	(3,727,315)	(4,956,591)	(18,626,180)	(13,361,814)
See Notes to Financial Statements.

	International Fund		Global Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2023 (Unaudited)	2022	2023 (Unaudited)	2022
Operations:
Net investment income	$ 5,048,691	$ 4,709,791	$ 49,840	$ 924,123
Net realized loss from investments and foreign currency transactions	(4,954,987)	(126,357,292)	(21,631,355)	(13,512,458)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	94,292,232	(109,234,294)	62,536,601	(69,003,671)
Net increase (decrease) in net assets resulting from operations	94,385,936	(230,881,795)	40,955,086	(81,592,006)
Distributions to Shareholders:
Total distributions	—	(4,623,926)	—	(2,014,434)
Capital Share Transactions:
Net proceeds from sale of shares	20,093,151	144,696,547	1,956,701	15,698,147
Reinvestment of shareholder distributions	—	3,419,370	—	1,808,710
Cost of shares redeemed	(66,852,330)	(499,956,199)	(16,749,677)	(51,828,887)
Net decrease in net assets from fund share transactions	(46,759,179)	(351,840,282)	(14,792,976)	(34,322,030)
Total increase (decrease) in net assets	47,626,757	(587,346,003)	26,162,110	(117,928,470)
Net Assets:
Beginning of year	692,726,180	1,280,072,183	225,398,773	343,327,243
End of year	$740,352,937	$ 692,726,180	$ 251,560,883	$ 225,398,773
Capital Share Transactions:
Issued	1,317,075	9,409,583	169,829	1,398,545
Reinvested	—	245,468	—	173,259
Redeemed	(4,384,835)	(34,341,406)	(1,489,465)	(4,847,594)
Net decrease in shares outstanding	(3,067,760)	(24,686,355)	(1,319,636)	(3,275,790)
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds' Board of Trustees (the "Board"). In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by

Southeastern in accordance with procedures adopted by and under the general supervision of the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board.  The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.
Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2019 through 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at June 30, 2023, and Investment Counsel fees expense for the period ended June 30, 2023, are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	0.95
International Fund	1.15
Global Fund	1.15
Investment Counsel receivable at June 30, 2023, and expenses waived and/or reimbursed for the period ended June 30, 2023, are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.  The Partners Fund and Small-Cap Fund fee-waiver agreements are in effect through at least April 30, 2024. The  International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets. Administration fee payable at June 30, 2023, and Administration fee expense for the period ended June 30, 2023, are disclosed in the Statements of Assets and Liabilities and Statements of Operations, respectively.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $130,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.  Trustee fees and expenses for the period ended June 30, 2023, are disclosed in the Statements of Operations.  There were no Trustee fees payable at June 30, 2023.

Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended June 30, 2023 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$327,823,627	$396,327,058
Small-Cap Fund	147,635,971	526,161,730
International Fund	68,404,387	98,670,560
Global Fund	52,848,080	70,544,934
Note 5.  Related Ownership
At June 30, 2023, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	30%*
Small-Cap Fund	18*
International Fund	41*
Global Fund	69*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.
Note 6.  Affiliated Issuers
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period.  Affiliated companies during the period ended June 30, 2023 were as follows:
	Shares at 6/30/23	Value at 12/31/22	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/23 to 6/30/23	Net Unrealized Appreciation (Depreciation) 1/1/23 to 6/30/23	Value at 6/30/23
Small-Cap Fund
Common Stocks
Anywhere Real Estate Inc.* (Real Estate Management & Development)	5,710,068	$41,579,998	$1,544,536	$6,448,409	$—	$(17,469,338)	$18,936,467	$38,143,254
Empire State Realty Trust, Inc.(a)(Diversified REITs)	6,112,130	55,701,031	—	12,913,315	503,173	(8,216,039)	11,208,177	45,779,854
Oscar Health, Inc. - Class A*(a) (Insurance)	5,913,273	35,838,417	—	60,512,777	—	(11,789,261)	84,124,601	47,660,980
Westrock Coffee Company* (Food Products)	5,077,244	93,217,930	—	23,953,500	—	4,952,040	(19,026,828)	55,189,642
Preferred Stock
Eastman Kodak Company Convertible Preferred Stock - Series B 4.0%(b)(c) (Technology Hardware, Storage & Peripherals)	932,150	66,369,080	—	—	1,864,300	—	7,643,630	74,012,710
		$292,706,456	$1,544,536	$103,828,001	$2,367,473	$(32,522,598)	$102,886,047	$260,786,440
*
Non-income producing security.

(a)
Not an affiliate at the end of the period.
(b)
Restricted security, see Portfolio of Investments for additional disclosures.
(c)
Investment categorized as Level 3 in fair value hierarchy.  See Note 7.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at June 30, 2023 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks - North America	$1,268,728,293	$ —	$ —	$1,268,728,293
Common Stocks - Other	—	47,683,801	—	47,683,801
Short-Term Obligations	—	55,060,000	—	55,060,000
	$1,268,728,293	$102,743,801	$ —	$ 1,371,472,094
Small-Cap Fund
Common Stocks	$ 718,228,662	$ —	$ —	$ 718,228,662
Preferred Stock	—	—	74,012,710	74,012,710
Corporate Bonds	—	19,450,257	—	19,450,257
Short-Term Obligations	—	19,921,000	—	19,921,000
	$ 718,228,662	$ 39,371,257	$74,012,710	$ 831,612,629
International Fund
Common Stocks - North America	$ 116,507,051	$ —	$ —	$ 116,507,051
Common Stocks - Other	110,628,836	501,614,759	—	612,243,595
Warrants	1,809,330	—	—	1,809,330
Short-Term Obligations	—	11,154,000	—	11,154,000
	$ 228,945,217	$512,768,759	$ —	$ 741,713,976
Global Fund
Common Stocks - North America	$ 189,645,014	$ —	$ —	$ 189,645,014
Common Stocks - Other	11,044,616	43,959,254	—	55,003,870
Short-Term Obligations	—	7,113,000	—	7,113,000
	$ 200,689,630	$ 51,072,254	$ —	$ 251,761,884
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third-party specialist utilizing the income approach, which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because a variety of factors and inputs, both observable and unobservable, are considered in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.
Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$74,013	Bionomial Latice Pricing	Straight Debt Yield	19%	Decrease
				Expected Volatility	55%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2023:
Small-Cap Fund
Fair value at December 31, 2022	$66,369,080
Change in unrealized appreciation(a)	7,643,630
Fair value at June 30, 2023	$ 74,012,710
(a)
Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated investments. The entire amount relates to assets held as of June 30, 2023.
Note 8.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2023 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 302,114,118	$180,719,321	$ 170,094,543	$ 54,300,739
Gross unrealized depreciation	(136,691,913)	(49,389,778)	(46,871,572)	(24,703,039)
Net unrealized appreciation	$ 165,422,205	$131,329,543	$ 123,222,971	$ 29,597,700
Cost for federal income tax purposes	$1,206,049,889	$700,283,086	$618,491,005	$222,164,184
Note 9.  Commitments and Contingencies
The Funds indemnify the Board for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 10.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 18.26	$ 24.81	$ 21.73	$ 20.30	$ 18.35	$ 26.84
Net Investment Income(a)	0.03	0.18	0.22	0.23	0.38	0.42
Net Realized and Unrealized Gain (Loss)	3.15	(5.91)	4.79	1.90	2.33	(4.78)
Total from Investment Operations	3.18	(5.73)	5.01	2.13	2.71	(4.36)
Dividends from Net Investment Income	—	(0.20)	(0.23)	(0.23)	(0.42)	(0.47)
Distributions from Net Realized Capital Gains	—	(0.62)	(1.70)	(0.47)	(0.34)	(3.66)
Total Distributions	—	(0.82)	(1.93)	(0.70)	(0.76)	(4.13)
Net Asset Value End of Period	$ 21.44	$ 18.26	$ 24.81	$ 21.73	$ 20.30	$ 18.35
Total Return	17.42% (c)	(23.25)%	23.58%	10.53%	14.81%	(17.98)%
Net Assets End of Period (thousands)	$1,371,369	$1,235,789	$1,802,205	$1,655,311	$1,797,792	$1,980,081
Ratio of Expenses to Average Net Assets	0.79% (d)(e)	0.79% (e)	0.79% (e)	0.79% (e)	0.93% (e)	0.97%
Ratio of Net Investment Income to Average Net Assets	0.33% (d)	0.82%	0.86%	1.23%	1.92%	1.59%
Portfolio Turnover Rate	27% (c)	39%	35%	37%	6%	37%

Small-Cap Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 20.98	$ 26.30	$ 23.85	$ 24.27	$ 22.10	$ 27.60
Net Investment Income(a)	0.04	0.20	0.16	0.18	0.51	0.74
Net Realized and Unrealized Gain (Loss)	1.66	(5.27)	2.51	0.79 (b)	3.78	(2.24)
Total from Investment Operations	1.70	(5.07)	2.67	0.97	4.29	(1.50)
Dividends from Net Investment Income	—	(0.25)	(0.22)	(0.55)	(0.62)	(0.76)
Distributions from Net Realized Capital Gains	—	—	—	(0.82)	(1.50)	(3.24)
Return of Capital	—	—	—	(0.02)	—	—
Total Distributions	—	(0.25)	(0.22)	(1.39)	(2.12)	(4.00)
Net Asset Value End of Period	$ 22.68	$ 20.98	$ 26.30	$ 23.85	$ 24.27	$ 22.10
Total Return	8.10% (c)	(19.27)%	11.18%	4.14%	19.65%	(6.52)%
Net Assets End of Period (thousands)	$852,001	$1,179,044	$1,829,722	$1,836,719	$3,324,987	$3,109,436
Ratio of Expenses to Average Net Assets	0.95% (d)(e)	0.95% (e)	0.96% (e)	0.96%	0.93%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.41% (d)	0.84%	0.61%	0.89%	2.10%	2.61%
Portfolio Turnover Rate	15% (c)	18%	33%	33%	22%	32%

(a)	Computed using average shares outstanding throughout the period.
(b)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended June 30, 2023 and December 31, 2022, 2021, 2020, and 2019 were 1.05%,1.03%, 1.00%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the period ended June 30, 2023 and December 31, 2022 and 2021 was 1.05%, 1.01%, and 0.97%, respectively.

International Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 13.82	$ 17.11	$ 17.38	$ 17.68	$ 15.26	$ 16.63
Net Investment Income(a)	0.10	0.08	0.09	0.07	0.14	0.12
Net Realized and Unrealized Gain (Loss)	1.81	(3.28)	(0.24)	(0.29)	2.89	(1.29)
Total from Investment Operations	1.91	(3.20)	(0.15)	(0.22)	3.03	(1.17)
Dividends from Net Investment Income	—	(0.09)	(0.12)	(0.08)	(0.14)	—
Distributions from Net Realized Capital Gains	—	—	—	—	(0.47)	(0.20)
Total Distributions	—	(0.09)	(0.12)	(0.08)	(0.61)	(0.20)
Net Asset Value End of Period	$ 15.73	$ 13.82	$ 17.11	$ 17.38	$ 17.68	$ 15.26
Total Return	13.82% (c)	(18.69)%	(0.89)%	(1.22)%	20.00%	(7.08)%
Net Assets End of Period (thousands)	$740,353	$692,726	$1,280,072	$1,166,163	$1,348,777	$1,012,707
Ratio of Expenses to Average Net Assets	1.15% (d)(e)	1.15%	1.15%	1.15%	1.15%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.37% (e)	0.56%	0.47%	0.46%	0.82%	0.75%
Portfolio Turnover Rate	10% (c)	27%	27%	28%	23%	46%

Global Fund
	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net Asset Value Beginning of Period	$ 10.04	$ 13.34	$ 13.26	$ 13.19	$ 11.25	$ 14.94
Net Investment Income(a)	0.00 (b)	0.04	0.09	0.08	0.12	0.18
Net Realized and Unrealized Gain (Loss)	1.86	(3.25)	0.94	0.39	2.17	(2.48)
Total from Investment Operations	1.86	(3.21)	1.03	0.47	2.29	(2.30)
Dividends from Net Investment Income	—	(0.01)	(0.07)	(0.07)	(0.13)	(0.13)
Distributions from Net Realized Capital Gains	—	(0.08)	(0.88)	(0.33)	(0.22)	(1.26)
Total Distributions	—	(0.09)	(0.95)	(0.40)	(0.35)	(1.39)
Net Asset Value End of Period	$ 11.90	$ 10.04	$ 13.34	$ 13.26	$ 13.19	$ 11.25
Total Return	18.53% (c)	(24.15)%	8.20%	3.57%	20.38%	(16.16)%
Net Assets End of Period (thousands)	$251,561	$225,399	$343,327	$342,621	$288,637	$212,824
Ratio of Expenses to Average Net Assets	1.15% (e)	1.15%	1.15%	1.19%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.04% (e)	0.33%	0.59%	0.72%	0.95%	1.19%
Portfolio Turnover Rate	22% (c)	33%	48%	36%	37%	29%

(a)	Computed using average shares outstanding throughout the period.
(b)	Rounds to less than $0.01.
(c)	Not annualized.
(d)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2023 and December 31, 2022, 2021, 2020, 2019, and 2018 were 1.26%, 1.26%, 1.17%, 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2023 and December 31, 2022, 2021, 2020, 2019 and 2018, were 1.34%, 1.33%, 1.31%, 1.33%, 1.32%, and 1.33%, respectively.
(e)	Annualized.

Expense Example (Unaudited)
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at January 01, 2023 and held through June 30, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/2022	Ending account value 06/30/2023	Expenses paid during period *	Ending account value 06/30/2023	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 1,174.20	$4.26	$ 1,020.88	$3.96	0.79%
Small-Cap Fund	1,000.00	1,081.00	4.90	1,020.08	4.76	0.95
International Fund	1,000.00	1,138.20	6.10	1,019.09	5.76	1.15
Global Fund	1,000.00	1,185.30	6.23	1,019.09	5.76	1.15

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT.  The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.  The exhibits for the most recent 1st and 3rd quarters are also available at www.southeasternasset.com.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By overnight mail:
Longleaf Partners Funds	Longleaf Partners Funds
c/o BNY Mellon	c/o BNY Mellon
P.O. Box 534448	Attn: 534448
Pittsburgh, PA 15253-4448	500 Ross Street 154-0520
Pittsburgh, PA 15262
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

August 24, 2023

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

•

At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, c/o BNY Mellon, P.O. Box 534448, Pittsburgh, PA 15253-4448, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

•

Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, c/o BNY Mellon, P.O. Box 534448, Pittsburgh, PA 15253-4448, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2023 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

Exhibit 99.1 CERT Certification Required by Item 13(a)(2) of Form N-CSR

Exhibit 99.2 CERT Certification Pursuant to Section  906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 25, 2023

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 25, 2023

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.